SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              DECEMBER 8, 2003
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                           WESTELL TECHNOLOGIES, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                       0-27266                36-3154957
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(State of other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


750 NORTH COMMONS DRIVE, AURORA, ILLINOIS                        60504
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (630) 898-2500
                                                   --------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER INFORMATION

         On December 8, 2003, Westell Technologies, Inc., through its subsidiary Conference Plus Inc., entered into a new two year long distance agreement with a long distance service provider. The new contract commences on January 1, 2004 and provides the Company with lower long distance per minute costs. In connection with entering into this new agreement, Conference Plus terminated an existing long distance agreement with that long distance service provider and incurred a net one-time termination penalty of $750,000, which will be charged to expense in the quarter ended December 31, 2003. The Company anticipates recouping the termination penalty with the lower long distance costs over the first five-month period of the new agreement. The Company believes this new contract better positions Conference Plus in a competitive environment.

         The Company maintains guidance previously stated for the third fiscal quarter, ending December 31, 2003 of revenue in a range of $58 - $59 million and EPS of $0.07 per share.


         "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT 1995: Certain statements contained herein and in the exhibit attached hereto, including, without limitation, statements containing the words "believe," "goal," " on track, " "anticipates," "committed" "expectation," "expect," "estimate", "await," "continue," "intend," "may," "will," "should," and similar expressions are forward looking statements that involve risks and uncertainties. These risks include, but are not limited to, product demand and market acceptance risks, need for financing, the economic downturn in the U.S. economy and telecom market, the impact of competitive products or technologies, competitive pricing pressures, product development, excess and obsolete inventory due to new product development, commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing and selling new products and technologies), the effect of Westell's accounting policies, the need for additional capital, the effect of economic conditions and trade, legal social and economic risks (such as import, licensing and trade restrictions) and other risks more fully described in Westell's Annual Report on Form 10-K for the fiscal year ended March 31, 2003 under the section "Risk Factors". Westell undertakes no obligation to release publicly the result of any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WESTELL TECHNOLOGIES, INC.



Date:  December 12, 2003                    By:  /s/ Nicholas C. Hindman
                                               ---------------------------------
                                            Name:  Nicholas C. Hindman
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

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